SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report November 16, 2004

Commission file number 1-13740

BORDERS GROUP, INC.

(Exact name of registrant as specified in its charter)

Michigan	38-3294588
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Indentification No.)

100 Phoenix Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices with zip code)

(734) 477-1100
(Registrant's telephone number, including area code)

ITEM 2.02 Results of Operations and Financial Condition.

On November 16, 2004, Borders Group, Inc. issued a press release regarding its financial results for the third quarter of fiscal 2004 ended October 24, 2004. A copy of the press release is attached hereto as Exhibit 99.3.

The information contained in this Current Report, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Borders Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements, Pro Forma Information and Exhibits.

(c)	Exhibits:
	99.3	Press Release issued by Borders Group, Inc. on November 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BORDERS GROUP, INC.
(Registrant)

Date: November 16, 2004	By: /s/ Edward W. Wilhelm
Edward W. Wilhelm
Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

DESCRIPTION OF EXHIBITS

(c)	Exhibits:
	99.3	Press Release issued by Borders Group, Inc. on November 16, 2004.